                                                                   EXHIBIT 99(a)


[H.B. Fuller  H.B. Fuller Company                Contact: Scott Dvorak
Logo]         Corporate Headquarters                      Investor Relations
                                                          651-236-5150
              P.O 64683
              St. Paul, Minnesota 55164-0683

--------------------------------------------------------------------------------
NEWS                     For Immediate Release                  January 14, 2003

Note: H.B. Fuller will host a conference call January 15, 2003 at 9:30 a.m. central time (10:30 a.m. eastern time). The call can be heard live over the Internet at H.B. Fuller's website at http://www.hbfuller.com under the section shareholder information or at www.streetevents.com.


                 H.B. Fuller Reports Improved Fourth Quarter and
                               Total Year Results

ST. PAUL, Minn. - H.B. Fuller Company (NYSE: FUL) today reported sales and net income for the fourth quarter that ended November 30, 2002.

Fourth quarter net income as reported was $10.4 million or $0.36 per share (diluted). These results include $9.1 million ($6.2 million after-tax) or $0.22 per share (diluted), of net charges for asset impairments, severance and other costs relating to the restructuring initiative announced earlier in the year. For 2001, net income as reported was $12.9 million or $0.46 per share (diluted), which included $1.6 million ($1.5 million after-tax) or $0.05 per share (diluted) for asset impairments related to the restructuring initiative.

Fourth quarter net income, excluding special charges related to the restructuring initiative, totaled $16.6 million or $0.58 per share (diluted). Last year's fourth quarter net income, excluding special charges related to the restructuring initiative, was $14.4 million, or $0.51 per share (diluted).

--------------------------------------------------------------------------------
                                                    Net income     EPS (diluted)
                                                 -------------------------------
As reported, including special items   Q4, 2002   $10.4 million(a)     $0.36(a)
in 2002 and 2001                       Q4, 2001   $12.9 million        $0.46
                                        Change      -19.8%            -21.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Net income     EPS (diluted)
                                                  ------------------------------
Excluding special items in 2002        Q4, 2002   $16.6 million(a)    $0.58(a)
and 2001                               Q4, 2001   $14.4 million       $0.51
                                        Change       14.9%             13.7%
--------------------------------------------------------------------------------
(a) Includes the effect of ceasing goodwill amortization related to adopting FAS No. 142, $0.7 million or $.02 per share.

Al Stroucken, CEO, said, "It was a solid quarter and year for our company, one that saw us earn respectable results in a very difficult environment. With a large part of the restructuring completed, we believe our improved cost structures and business model will provide for future growth and improved profits, even in the present uncertain economic conditions."

Fourth Quarter Revenues

Net revenue for the fourth quarter of 2002 was $329.6 million, a 2.1 percent increase from the fourth quarter of 2001. Volume and currency accounted for increases of 1.5 percent and 1.8 percent respectively, while pricing resulted in a decrease of 1.2 percent.

Fourth Quarter Segment Revenue

      > Global Adhesives' net revenue increased 2.4 percent compared to last year.
          o    Volume increased 1.9 percent.
          o    Prices decreased 1.9 percent.
          o    Currency had a positive impact of 2.4 percent.
      > Full-Valu / Specialty Group's net revenue increased 1.4 percent compared to last year.
          o    Volume increased 0.7 percent.
          o    Prices increased 0.2 percent.
          o    Currency had a positive impact of 0.5 percent.

Operating income in Global Adhesives in the fourth quarter was $19.4 million, an increase of $4.8 million from the fourth quarter of 2001. Full-Valu / Specialty's operating income of $9.2 million decreased $3.1 million from the previous year's fourth quarter. Operating income for the business segments excludes special charges related to the restructuring initiative.


Total Year Results
------------------

Reported net income for 2002 was $28.2 million or $0.98 per share (diluted). These results included $29.7 million ($19.1 million after-tax) or $0.67 per share (diluted) of net charges for asset impairments, severance and other costs relating to the restructuring initiative announced in the first quarter. Last year's net income, which included the cumulative effect of an accounting change was $44.4 million, or $1.57 per share (diluted).

For 2002, net income, excluding special charges related to the restructuring initiative, was $47.3 million or $1.65 per share (diluted). For 2001, net income, excluding the cumulative effect of an accounting change and special charges related to the restructuring initiative, was $46.4 million or $1.64 per share (diluted). Last year's net income also included a one-time tax benefit of $0.09 per share (diluted).

--------------------------------------------------------------------------------
                                       Full Year    Net income     EPS (diluted)
                                                 -------------------------------
As reported, including special items      2002    $28.2 million(a)    $0.98(a)
in 2002 and the cumulative effect of      2001    $44.4 million(b)    $1.57(b)
an accounting change in 2001              Change      -36.6%           -37.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Full Year   Net income    EPS (diluted)
                                                   -----------------------------
Excluding special items in 2002 and       2002     $47.3 million(a)   $1.65(a)
the cumulative effect of an accounting    2001     $46.4 million(b)   $1.64(b)
change in 2001                            Change   1.9%                 0.6%
--------------------------------------------------------------------------------
(a) Includes the effect of ceasing goodwill amortization related to adopting FAS No. 142, $2.6 million or $.09 per share.
(b)  Includes a one-time tax benefit of $2.6 million or $.09 per share.

Net revenue for 2002 was $1,256 million, a 1.4 percent decrease from the previous year. Volume and pricing were down 0.8 percent and 1.1 percent respectively and positive currency effects accounted for an increase of 0.5 percent.

Operating income in Global Adhesives for 2002 was $58.1 million, an increase of $2.6 million from 2001. Full-Valu / Specialty's operating income of $30.1 million decreased $4.1 million from the previous year. Operating income for the business segments excludes special charges related to the restructuring initiative.

                                   ----------

The information presented above reflects adjustments to `As Reported' results to exclude certain special items related to the Company's restructuring initiative. This adjusted information should not be construed as an alternative to the reported results determined in accordance with accounting principles generally accepted in the United States of America. It is provided solely to assist in an investor's understanding of the impact of the special items on the comparability of the Company's operations.

Safe Harbor for Forward-Looking Statement

Certain statements in this document are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties, including but not limited to the following: political and economic conditions; product demand and industry capacity; competitive products and pricing; manufacturing efficiencies; new product development; product mix; availability and price of raw materials and critical manufacturing equipment; new plant startups; accounts receivable collection; the company's relationships with its major customers and suppliers; changes in tax laws and tariffs; patent rights that could provide significant advantage to a competitor; devaluations and other foreign exchange rate fluctuations (particularly with respect to the euro, the British pound, the Japanese yen, the Australian dollar, the Argentine peso and the Brazilian real); the regulatory and trade environment; and other risks as indicated from time to time in the company's filings with the Securities and Exchange Commission. All forward-looking information represents management's best judgment as of this date based on information currently available that in the future may prove to have been inaccurate. Additionally, the variety of products sold by the company and the regions where the company does business makes it difficult to determine with certainty the increases or decreases in sales resulting from changes in the volume of products sold, currency impact, changes in product mix and selling prices. However, management's best estimates of these changes as well as changes in other factors have been included. References to volume changes include volume and product mix changes, combined.

                                   ----------

H.B. Fuller Company is a worldwide manufacturer and marketer of adhesives, sealants, coatings, paints and other specialty chemical products, with fiscal 2002 sales of $1.256 billion. Common stock is traded on the NYSE exchange under the symbol FUL. For more information about the Company, visit their website at: http://www.hbfuller.com.
-----------------------

                               H.B. FULLER COMPANY
                              FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)


                                                     13 Weeks         13 Weeks
                                                       Ended            Ended
                                                    November 30,     December 1,
                                                        2002            2001
                                                    ------------     -----------
Net sales                                            $ 329,632        $ 322,906
Cost of sales                                         (238,449)        (234,065)
                                                     ---------        ---------

Gross profit                                            91,183           88,841

Selling, administrative and other expenses             (73,673)         (63,383)
Interest expense                                        (3,777)          (4,884)
Other income (expense), net                              1,531           (1,701)
                                                     ---------        ---------

Income before income taxes, minority interests
and income from equity investments                      15,264           18,873

Income taxes                                            (5,239)          (6,500)

Minority interests in consolidated income                 (308)            (186)

Income from equity investments                             659              755
                                                     ---------        ---------

Net Income                                           $  10,376        $  12,942
                                                     =========        =========

Basic income per common share                        $    0.37        $    0.46
                                                     =========        =========

Diluted income per common share                      $    0.36        $    0.46
                                                     =========        =========

Weighted-average common shares outstanding:
     Basic                                              28,168           27,989
     Diluted                                            28,693           28,402


Selected Balance Sheet Information (subject to change prior to filing of the
----------------------------------------------------------------------------
Company's Annual Report on Form 10-K)
-------------------------------------
                                                    November 30,     December 1,
                                                        2002            2001
                                                    ------------     -----------
Inventory                                            $ 143,012        $ 141,210
Trade accounts receivable, net                         213,425          211,590
Trade accounts payable                                 113,297          114,155
Total assets                                           966,790          966,173
Long-term debt                                         161,763          203,001

                               H.B. FULLER COMPANY
                              FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                    13 Weeks Ended - November 30, 2002         13 Weeks Ended - December 1, 2001
                                                 ----------------------------------------- -----------------------------------------
                                                                              Excluding                                   Excluding
                                                 As Reported  Special Items  Special Items As Reported  Special Items  Special Items
                                                 ----------------------------------------- -----------------------------------------
Net sales                                         $ 329,632      $    --     $ 329,632      $ 322,906       $   --       $ 322,906
Cost of sales                                      (238,449)       (3,499)    (234,950)      (234,065)       (1,564)      (232,501)
                                                  -------------------------------------     ---------------------------------------

Gross profit                                         91,183        (3,499)      94,682         88,841        (1,564)        90,405

Selling, administrative and other expenses          (73,673)       (7,659)     (66,014)       (63,383)          --         (63,383)
Interest expense                                     (3,777)          --        (3,777)        (4,884)          --          (4,884)
Other income (expense), net                           1,531         2,044         (513)        (1,701)          --          (1,701)
                                                  -------------------------------------     ---------------------------------------

Income before income taxes, minority interests
and income from equity investments                   15,264        (9,114)      24,378         18,873        (1,564)        20,437

Income taxes                                         (5,239)        2,879       (8,118)        (6,500)           97         (6,597)

Minority interests in consolidated income              (308)           58         (366)          (186)          --            (186)

Income from equity investments                          659           --           659            755           --             755
                                                  -------------------------------------     ---------------------------------------

Net Income                                        $  10,376      $ (6,177)   $  16,553      $  12,942       $(1,467)      $ 14,409
                                                  =====================================     =======================================

Basic income (loss) per common share              $    0.37      $  (0.22)   $    0.59      $    0.46       $ (0.05)        $ 0.51
                                                  =====================================     =======================================

Diluted income (loss) per common share            $    0.36      $  (0.22)   $    0.58      $    0.46       $ (0.05)        $ 0.51
                                                  =====================================     =======================================

Weighted-average common shares outstanding:
     Basic                                           28,168        28,168       28,168         27,989        27,989         27,989
     Diluted                                         28,693        28,693       28,693         28,402        28,402         28,402

                               H.B. FULLER COMPANY
                              FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                            52 Weeks            52 Weeks
                                                              Ended              Ended
                                                         November 30, 2002  December 1, 2001
                                                           ---------------  ----------------
Net sales                                                  $ 1,256,210        $ 1,274,059
Cost of sales                                                 (918,228)          (928,506)
                                                           -----------        -----------

Gross profit                                                   337,982            345,553

Selling, administrative and other expenses                    (281,560)          (257,446)
Interest expense                                               (17,266)           (21,247)
Other income (expense), net                                      1,156             (5,558)
                                                           -----------        -----------

Income before income taxes, minority interests
and income from equity investments                              40,312             61,302

Income taxes                                                   (12,973)           (17,665)

Minority interests in consolidated income                         (989)              (873)

Income from equity investments                                   1,826              2,176
                                                           -----------        -----------

Income before cumulative effect of accounting change       $    28,176        $    44,940
Cumulative effect of accounting change                            --                 (501)
                                                           -----------        -----------
Net Income                                                 $    28,176        $    44,439
                                                           ===========        ===========

Basic income (loss) per common share:
   Income before accounting change                         $      1.00        $      1.61
   Accounting Change                                              --                (0.02)
                                                           -----------        -----------
Net Income                                                 $      1.00        $      1.59
                                                           ===========        ===========

Diluted income (loss) per common share:
   Income before accounting change                         $      0.98        $      1.59
   Accounting change                                              --                (0.02)
                                                           -----------        -----------
Net Income                                                 $      0.98        $      1.57
                                                           ===========        ===========

Weighted-average common shares outstanding:
     Basic                                                      28,095             27,962
     Diluted                                                    28,601             28,330

                               H.B. FULLER COMPANY
                              FINANCIAL INFORMATION
               In thousands, except per share amounts (unaudited)

                                                        52 Weeks Ended - November 30, 2002      52 Weeks Ended - December 1, 2001
                                                     --------------------------------------- ---------------------------------------
                                                                                 Excluding                               Excluding
                                                     As Reported Special Items Special Items As Reported Special Items Special Items
                                                     --------------------------------------- ---------------------------------------
Net sales                                             $1,256,210   $    --      $1,256,210   $1,274,059      $   --     $1,274,059
Cost of sales                                           (918,228)   (18,122)      (900,106)    (928,506)      (1,564)     (926,942)
                                                     --------------------------------------  --------------------------------------

Gross profit                                             337,982    (18,122)       356,104      345,553       (1,564)      347,117

Selling, administrative and other expenses              (281,560)   (13,659)      (267,901)    (257,446)         --       (257,446)
Interest expense                                         (17,266)       --         (17,266)     (21,247)         --        (21,247)
Other income (expense), net                                1,156      2,044           (888)      (5,558)         --         (5,558)
                                                     --------------------------------------  --------------------------------------

Income before income taxes, minority interests
and income from equity investments                        40,312    (29,737)        70,049       61,302       (1,564)       62,866

Income taxes                                             (12,973)    10,146        (23,119)     (17,665)          97       (17,762)

Minority interests in consolidated income                   (989)       489         (1,478)        (873)         --           (873)

Income from equity investments                             1,826        --           1,826        2,176          --          2,176
                                                     --------------------------------------  --------------------------------------

Income before cumulative effect of accounting change  $   28,176   $(19,102)    $   47,278   $   44,940      $(1,467)   $   46,407
Cumulative effect of accounting change                       --         --             --          (501)         --           (501)
                                                     --------------------------------------  --------------------------------------
Net Income                                            $   28,176   $(19,102)    $   47,278   $   44,439      $(1,467)   $   45,906
                                                     ======================================  ======================================

Basic income (loss) per common share:
   Income before accounting change                    $     1.00   $  (0.68)    $     1.68   $     1.61      $ (0.05)   $     1.66
   Accounting Change                                         --         --             --         (0.02)         --          (0.02)
                                                     --------------------------------------  --------------------------------------
Net Income                                            $     1.00   $  (0.68)    $     1.68   $     1.59      $ (0.05)   $     1.64
                                                     ======================================  ======================================

Diluted income (loss) per common share:
   Income before accounting change                    $     0.98   $  (0.67)    $     1.65   $     1.59      $ (0.05)   $     1.64
   Accounting change                                         --         --             --         (0.02)         --          (0.02)
                                                     --------------------------------------  --------------------------------------
Net Income                                            $     0.98   $  (0.67)    $     1.65   $     1.57      $ (0.05)   $     1.62
                                                     ======================================  ======================================

Weighted-average common shares outstanding
     Basic                                                28,095     28,095         28,095       27,962       27,962        27,962
     Diluted                                              28,601     28,601         28,601       28,330       28,330        28,330